(NEW YORK LIFE LOGO)

August 30, 2004

Dear Policyowner:

     The ability to transfer assets across investment divisions on a tax-deferred basis is a significant benefit that your variable policy with New York Life Insurance and Annuity Corporation provides. We are glad to be able to provide this benefit.

     Transfers, however, could potentially affect policyowners, including you. Frequent transfers by some policyowners could potentially harm other policyowners because the transfers could unnecessarily raise the transactional expenses incurred by the fund and thereby hurt the fund's performance. In addition, a single large transfer could cause unintended harm to policyowners, as it may be disruptive to the management of the fund. For example, the fund manager may maintain a higher amount of liquidity, because of transfers of large amounts, rather than investing for the longer term.

     In an effort to avoid potential harm, we may limit your right to make transfers under your policy. Accordingly, the following paragraphs supplement and amend the Transfers section of your May 1, 2004 prospectus.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject.

     Blocking your ability to make transfers electronically and by telephone may involve the suspension of your Personal Identification Number ("PIN"). Your PIN is very useful as it allows you to access your policy's values and other helpful information through the telephone or our website. In order to retain your PIN, you may want to modify the amount and/or the frequency of transfer requests.

     We appreciate your business and hope you understand that these transfer limits are in place to protect you and all of our policyowners. We look forward to continuing to be The Company You Keep(R).

                            ------------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                      NYLIAC VARIABLE UNIVERSAL LIFE 2000
                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                 NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE
                        VARIABLE UNIVERSAL LIFE PROVIDER

                                  INVESTING IN
              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT -- I

                        SUPPLEMENT DATED AUGUST 30, 2004
                      TO THE PROSPECTUS DATED MAY 1, 2004

     This supplement amends the May 1, 2004 Prospectuses for the New York Life Insurance and Annuity Corporation's Flexible Premium Variable Universal Life Insurance, NYLIAC Variable Universal Life 2000, NYLIAC Survivorship Variable Universal Life, NYLIAC Single Premium Variable Universal Life, and Variable Universal Life Provider (the "Policies"). You should read this information carefully before you invest. This Supplement is not valid unless it is read in conjunction with the May 1, 2004 Prospectuses for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectuses for the Policies.

     The third and fourth paragraphs under the heading Limits On Transfers, are deleted in their entirety and replaced by the following:

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject.
                            ------------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010